MERRILL LYNCH OREGON MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                    SUPPLEMENT DATED MAY 14, 1997 TO THE
         STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 15, 1996

    The name and biography of the portfolio manager of the Fund, which is listed under "Management of the Trust -- Trustees and Officers," is revised as follows:


    Fred K. Steube (46) - Portfolio Manager (1)(2) - Vice President of MLAM since 1989.


Code    # 16762-1196ALL